UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

ENERGY TRANSFER LP

(Exact name of registrant as specified in its charter)

Texas	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive offices, including zip code)

(214) 981-0700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	ET	New York Stock Exchange
9.250% Series I Fixed Rate Perpetual Preferred Units	ETprI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 20, 2026, Energy Transfer LP (the “Partnership”) completed its previously reported underwritten public offering (the “Offering”) of $650,000,000 aggregate principal amount of its Series 2026A Junior Subordinated Notes due 2057 (the “Series 2026A Notes”) and $1,100,000,000 aggregate principal amount of its Series 2026B Junior Subordinated Notes due 2057 (the “Series 2026B Notes” and, together with the Series 2026A Notes, the “Notes”). The Notes were issued under the Indenture, dated as of December 14, 2022 (the “Indenture”), between the Partnership and U.S. Bank Trust Company, National Association, as trustee, as supplemented by (a) in the case of the Series 2026A Notes, the Eleventh Supplemental Indenture, dated as of July 20, 2026 (the “Eleventh Supplemental Indenture”), and (b) in the case of the Series 2026B Notes, the Twelfth Supplemental Indenture, dated as of July 20, 2026 (the “Twelfth Supplemental Indenture” and, together with the Eleventh Supplemental Indenture, the “Supplemental Indentures”).

The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3ASR (File No. 333-279982) of the Partnership, which became effective on June 6, 2024, as amended by Post-Effective Amendment No. 1 thereto and as supplemented by the Prospectus Supplement, dated July 6, 2026 (together with the accompanying prospectus, dated June 5, 2024, the “Prospectus Supplement”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on July 8, 2026. The legal opinion related to the Notes is included as Exhibit 5.1 to this Current Report on Form 8-K.

The terms of the Notes and the Supplemental Indentures are further described in the Prospectus Supplement under the captions “Description of the Notes” and “Description of Debt Securities.” Such descriptions do not purport to be complete and are qualified by reference to the Indenture, the Eleventh Supplemental Indenture and the Twelfth Supplemental Indenture, copies of which are filed as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

4.1	Indenture, dated as of December 14, 2022, between Energy Transfer LP, as issuer, and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Form 8-K (File No. 1-32740) filed December 14, 2022).

4.2	Eleventh Supplemental Indenture, dated as of July 20, 2026, between Energy Transfer LP, as issuer, and U.S. Bank Trust Company, National Association, as trustee.

4.3	Twelfth Supplemental Indenture, dated as of July 20, 2026, between Energy Transfer LP, as issuer, and U.S. Bank Trust Company, National Association, as trustee.

4.4	Form of Series 2026A Junior Subordinated Notes (included in Exhibit 4.2 hereto).

4.5	Form of Series 2026B Junior Subordinated Notes (included in Exhibit 4.3 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER LP

Date: July 20, 2026	By:	LE GP, LLC, its general partner

/s/ Dylan A. Bramhall
Dylan A. Bramhall
Executive Vice President and Group Chief Financial Officer

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